UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

BIOSTEM, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-49933	95-4886472
(State or other jurisdiction	(Commission	(IRS Employer
or incorporation)	File Number)	Identification No.)

200 HANNOVER PARK ROAD, SUITE 120, ATLANTA, GA 30350
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (770) 650-1733

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or about March 20, 2007, BioStem, Inc. (“we,” and “us”) entered into the “Fourth Amendment to Agreement and Plan of Merger,” with Cryobanks International, Inc., a Delaware company (“Cryobanks”), with whom we previously entered into an Agreement and Plan of Merger (the “Merger”) on November 22, 2005, whereby we amended the date Cryobanks was required to close the Merger by from March 31, 2007, to June 30, 2007. All other terms of the Merger Agreement remained the same as originally signed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit No.	Description

10.1*	Fourth Amendment to Agreement and Plan of Merger

* Filed as an Exhibit to this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSTEM, INC.

By: /s/ Marc Ebersole
Marc Ebersole
Chief Executive Officer

Dated:  March 22, 2007